EXHIBIT 24.1



                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.




                                                 /s/ Herbert A. Allen
                                                 --------------------
                                                 HERBERT A. ALLEN
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.



                                                 /s/ Ronald W. Allen
                                                 -------------------
                                                 RONALD W. ALLEN
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.




                                                 /s/ Cathleen P. Black
                                                 ---------------------
                                                 CATHLEEN P. BLACK
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.




                                                 /s/ Warren E. Buffett
                                                 ---------------------
                                                 WARREN E. BUFFETT
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.




                                           /s/ Douglas N. Daft
                                           -------------------
                                           DOUGLAS N. DAFT
                                           Chairman of the Board,
                                           Chief Executive  Officer and Director
                                           The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2002.




                                                 /s/ Barry Diller
                                                 ----------------
                                                 BARRY DILLER
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.




                                                 /s/ Susan B. King
                                                 -----------------
                                                 SUSAN B. KING
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.



                                                 /s/ Donald F. McHenry
                                                 ---------------------
                                                 DONALD F. MCHENRY
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, ROBERT L. NARDELLI, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2002.




                                                 /s/ Robert L. Nardelli
                                                 ----------------------
                                                 ROBERT L. NARDELLI
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.




                                                 /s/ Sam Nunn
                                                 ------------
                                                 SAM NUNN
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.



                                                 /s/ Paul F. Oreffice
                                                 --------------------
                                                 PAUL F. OREFFICE
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as the 16th day of April, 2002.




                                                 /s/ James D. Robinson III
                                                 -------------------------
                                                 JAMES D. ROBINSON III
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.




                                                 /s/ Peter V. Ueberroth
                                                 ----------------------
                                                 PETER V. UEBERROTH
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.



                                                 /s/ James B. Williams
                                                 ---------------------
                                                 JAMES B. WILLIAMS
                                                 Director
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.




                                                 /s/ Gary P. Fayard
                                                 ------------------
                                                 GARY P. FAYARD
                                                 Senior Vice President and
                                                   Chief Financial Officer
                                                 The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, CONNIE D. MCDANIEL, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2002.



                                                 /s/ Connie D. McDaniel
                                                 ----------------------
                                                 CONNIE D. MCDANIEL
                                                 Vice President and Controller
                                                 The Coca-Cola Company